SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 28, 2006

Lares Asset Securitization, Inc.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	333-135084 (Commission File Number)	20-5024575 (IRS Employer Identification No.)

101 California Street, 13th Floor, San Francisco, CA 94111

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (415) 978-3000

___________________________________________________

(Former name or former address, if changed since last report.)

Item 8.01. Other Events.

Lares Asset Securitization, Inc. (the “Registrant”) registered issuance of its Luminent Mortgage Trust 2006-6, Mortgage Pass-Through Certificates, Series 2006-6 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (333-135084) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $765,779,000 aggregate principal amount of Class A and Class B of its Luminent Mortgage Trust 2006-6, Mortgage Pass-Through Certificates, Series 2006-6 (collectively, the “Certificates”) on September 28, 2006. This Current Report on Form 8-K is being filed to satisfy the undertaking contained in the definitive Prospectus dated July 20, 2006, as supplemented by the Prospectus Supplement dated September 27, 2006 (the “Prospectus Supplement”) to file a copy of the Pooling Agreement.

The Certificates were issued pursuant to a Pooling Agreement, dated as of September 1, 2006, by and among Lares Asset Securitization, Inc., a Delaware corporation, as depositor, Maia Mortgage Finance Statutory Trust, a Maryland business trust, as seller, Wells Fargo Bank, N.A., a national banking association, as securities administrator and as master servicer, and HSBC Bank USA, National Association, a national banking association, as trustee. A copy of the Pooling Agreement is attached hereto as Exhibit 4.1.

Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits.

Information and Exhibits

(a)	Financial Statements of business acquired.

Not applicable.

(b)	Pro Forma financial information.

Not applicable.

(c)	Exhibits.
1.1

Underwriting Agreement, dated as of September 28, 2006, by and among Lares Asset Securitization, Inc., a Delaware corporation, as depositor, Maia Mortgage Finance Statutory Trust, a Maryland business trust, as seller, and accepted and agreed to by Barclays Capital, Inc., on behalf of the underwriters

4.1

Pooling Agreement, dated as of September 1, 2006, by and among Lares Asset Securitization, Inc., a Delaware corporation, as depositor, Maia Mortgage Finance Statutory Trust, a Maryland business trust, as seller, Wells Fargo Bank, N.A., a national banking association, as securities administrator and as master servicer, and HSBC Bank USA, National Association, a national banking association, as trustee

99.1	Custodial Agreement, dated as of September 1, 2006, by and between Wells Fargo Bank, N.A., as custodian and HSBC Bank USA, National Association, as trustee

99.2

Interim Servicing Agreement, dated as of September 1, 2006, by and among GMAC Mortgage Corporation, as servicer, Maia Mortgage Finance Statutory Trust, as seller, and Wells Fargo Bank, N.A., as master servicer and securities administrator, and acknowledged by HSBC Bank USA, National Association, as trustee

99.3

Reconstituted Servicing Agreement, dated as of September 28, 2006, by and among Residential Funding Corporation as servicer, Lares Asset Securitization, Inc. as depositor, Maia Mortgage Finance Statutory Trust as seller, and Wells Fargo Bank, N.A., as master servicer and securities administrator, and acknowledged by HSBC Bank USA, National Association, as trustee

99.4

Standard Terms and Provisions of Sale and Servicing Agreement, dated as of March 30, 2006 by and between Residential Funding Corporation as seller and master servicer and Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust and Maia Mortgage Finance Statutory Trust as the initial owner

99.5

First Amendment to Standard Terms and Provisions of Sale and Servicing Agreement, dated as of August 30, 2006 by and between Residential Funding Corporation as seller and master servicer and Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust and Maia Mortgage Finance Statutory Trust as the initial owner

99.6	Reference Agreement, dated as of March 30, 2006, by and between Residential Funding Corporation as seller and master servicer, and Maia Mortgage Finance Statutory Trust, as initial owner
99.7	Reference Agreement, dated as of July 28, 2006, by and between Residential Funding Corporation as seller and master servicer, and Maia Mortgage Finance Statutory Trust, as initial owner
99.8	Reference Agreement, dated as of August 30, 2006, by and between Residential Funding Corporation as seller and master servicer, and Maia Mortgage Finance Statutory Trust, as initial owner
99.9

Reconstituted Servicing Agreement, dated September 28, 2006, by and between EMC Mortgage Corporation as servicer, Lares Asset Securitization, Inc. as depositor, Maia Mortgage Finance Statutory Trust as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator, and acknowledged by HSBC Bank USA, National Association, as trustee

99.10

Amended and Restated Purchase, Warranties and Servicing Agreement dated April 24, 2006, by and between EMC Mortgage Corporation as servicer and Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust and Maia Mortgage Finance Statutory Trust as purchasers

99.11

Reconstituted Servicing Agreement, dated as of September 28, 2006, by and between IndyMac Bank, F.S.B. as servicer, Lares Asset Securitization, Inc. as depositor, Maia Mortgage Finance Statutory Trust as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator, and acknowledged by HSBC Bank USA, National Association, as trustee

99.12

Flow Sale and Servicing Agreement, dated as of April 21, 2006, by and between IndyMac Bank, F.S.B. as the company and Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust and Maia Mortgage Finance Statutory Trust as purchasers

99.13

Reconstituted Servicing Agreement, dated as of September 28, 2006, by and between Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP as servicer, Lares Asset Securitization, Inc. as depositor, Maia Mortgage Finance Statutory Trust as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator, and acknowledged by HSBC Bank USA, National Association, as trustee

99.14

Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 15, 2003, by and between Countrywide Home Loans, Inc. as the company and Citigroup Global Markets Realty Corp. as the purchaser

99.15

Amendment Reg AB to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of February 28, 2006, by and between Citigroup Global Markets Realty Corp. as purchaser and Countrywide Home Loans, Inc.

99.16

Assignment, Assumption and Recognition Agreement, dated as of August 15, 2006, by and among Citigroup Global Markets Realty Corp. as assignor, Maia Mortgage Finance Statutory Trust as assignee and Countrywide Home Loans, Inc.

99.17

Reconstituted Servicing Agreement, dated as of September 28, 2006, by and between Central Mortgage Company as servicer, Lares Asset Securitization, Inc. as depositor, Maia Mortgage Finance Statutory Trust as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator, and acknowledged by HSBC Bank USA, National Association, as trustee

99.18	Mortgage Loan Purchase Agreement, dated as of September 1, 2006, by and between MortgageIT as seller and Barclays Bank PLC as purchaser
99.19	Assignment and Recognition Agreement, dated as of September 15, 2006, by and among Barclays Bank PLC as assignor, Maia Mortgage Finance Statutory Trust as assignee and MortgageIT, Inc. as the company
99.20

Servicing Agreement, dated as of July 17, 2006, by and among Central Mortgage Company as servicer and Luminent Mortgage Capital, Inc., Maia Mortgage Finance Statutory Trust and Mercury Mortgage Finance Statutory Trust as owner

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2006	LARES ASSET SECURITIZATION, INC.
	By:	/s/ S. Trezevant Moore

	Name:	S. Trezevant Moore
	Title:	President

Exhibit Index

Exhibit No.		Page

1.1

Underwriting Agreement, dated as of September 28, 2006, by and among Lares Asset Securitization, Inc., a Delaware corporation, as depositor, Maia Mortgage Finance Statutory Trust, a Maryland business trust, as seller, and accepted and agreed to by Barclays Capital, Inc., as underwriter

[Electronic Format]

4.1

Pooling Agreement, dated as of September 1, 2006, by and among Lares Asset Securitization, Inc., a Delaware corporation, as depositor, Maia Mortgage Finance Statutory Trust, a Maryland business trust, as seller, Wells Fargo Bank, N.A., a national banking association, as securities administrator and as master servicer, and HSBC Bank USA, National Association, a national banking association, as trustee

[Electronic Format]

99.1	Custodial Agreement, dated as of September 1, 2006, by and between Wells Fargo Bank, N.A., as custodian and HSBC Bank USA, National Association, as trustee	[Electronic Format]

99.2

Interim Servicing Agreement, dated as of September 1, 2006, by and among GMAC Mortgage Corporation, as servicer, Maia Mortgage Finance Statutory Trust, as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator, and acknowledged by HSBC Bank USA, National Association, as trustee

[Electronic Format]

99.3

Reconstituted Servicing Agreement, dated as of September 28, 2006, by and among Residential Funding Corporation as servicer, Lares Asset Securitization, Inc. as depositor, Maia Mortgage Finance Statutory Trust as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator, and acknowledged by HSBC Bank USA, National Association, as trustee

[Electronic Format]

99.4

Standard Terms and Provisions of Sale and Servicing Agreement, dated as of March 30, 2006 by and between Residential Funding Corporation as seller and master servicer and Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust and Maia Mortgage Finance Statutory Trust as the initial owner

[Electronic Format]

99.5

First Amendment to Standard Terms and Provisions of Sale and Servicing Agreement, dated as of August 30, 2006 by and between Residential Funding Corporation as seller and master servicer and Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust and Maia Mortgage Finance Statutory Trust as the initial owner

[Electronic Format]

99.6	Reference Agreement, dated as of March 30, 2006, by and between Residential Funding Corporation as seller and master servicer and Maia Mortgage Finance Statutory Trust, as initial owner	[Electronic Format]

99.7	Reference Agreement, dated as of July 28, 2006, by and between Residential Funding Corporation as seller and master servicer and Maia Mortgage Finance Statutory Trust, as initial owner	[Electronic Format]

99.8	Reference Agreement, dated as of August 30, 2006, by and between Residential Funding Corporation as seller and master servicer and Maia Mortgage Finance Statutory Trust, as initial owner	[Electronic Format]

99.9

Reconstituted Servicing Agreement, dated September 28, 2006, by and between EMC Mortgage Corporation as servicer, Lares Asset Securitization, Inc. as depositor, Maia Mortgage Finance Statutory Trust as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator, and acknowledged by HSBC Bank USA, National Association, as trustee

[Electronic Format]

99.10

Amended and Restated Purchase, Warranties and Servicing Agreement dated April 24, 2006, by and between EMC Mortgage Corporation as servicer and Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust and Maia Mortgage Finance Statutory Trust as purchasers

[Electronic Format]

99.11

Reconstituted Servicing Agreement, dated as of September 28, 2006, by and between IndyMac Bank, F.S.B. as servicer, Lares Asset Securitization, Inc. as depositor, Maia Mortgage Finance Statutory Trust as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator, and acknowledged by HSBC Bank USA, National Association, as trustee

[Electronic Format]

99.12

Flow Sale and Servicing Agreement, dated as of April 21, 2006, by and between IndyMac Bank, F.S.B. as the company and Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust and Maia Mortgage Finance Statutory Trust as purchasers

[Electronic Format]

99.13

Reconstituted Servicing Agreement, dated as of September 28, 2006, by and between Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP as servicer, Lares Asset Securitization, Inc. as depositor, Maia Mortgage Finance Statutory Trust as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator, and acknowledged by HSBC Bank USA, National Association, as trustee

[Electronic Format]

99.14

Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 15, 2003, by and between Countrywide Home Loans, Inc. as the company and Citigroup Global Markets Realty Corp. as the purchaser

[Electronic Format]

99.15

Amendment Reg AB to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of February 28, 2006, by and between Citigroup Global Markets Realty Corp. as purchaser and Countrywide Home Loans, Inc.

[Electronic Format]

99.16

Assignment, Assumption and Recognition Agreement, dated as of August 15, 2006, by and among Citigroup Global Markets Realty Corp. as assignor, Maia Mortgage Finance Statutory Trust as assignee and Countrywide Home Loans, Inc.

[Electronic Format]

99.17

Reconstituted Servicing Agreement, dated as of September 28, 2006, by and between Central Mortgage Company as servicer, Lares Asset Securitization, Inc. as depositor, Maia Mortgage Finance Statutory Trust as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator, and acknowledged by HSBC Bank USA, National Association, as trustee

[Electronic Format]

99.18	Mortgage Loan Purchase Agreement, dated as of September 1, 2006, by and between MortgageIT as seller and Barclays Bank PLC as purchaser	[Electronic Format]

99.19	Assignment and Recognition Agreement, dated as of September 15, 2006, by and among Barclays Bank PLC as assignor, Maia Mortgage Finance Statutory Trust as assignee and MortgageIT, Inc. as the company	[Electronic Format]

99.20

Servicing Agreement, dated as of July 17, 2006, by and among Central Mortgage Company as servicer and Luminent Mortgage Capital, Inc., Maia Mortgage Finance Statutory Trust and Mercury Mortgage Finance Statutory Trust as owner

[Electronic Format]